UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—57.4%
Consumer Discretionary—13.9%
Auto Components—0.7%
Bridgestone Corp.	3,600	$138,467
Continental AG	443	69,795
Koito Manufacturing Co. Ltd.	1,600	96,001
Valeo SA	4,896	153,444
		457,707

Automobiles—0.9%
Bayerische Motoren Werke AG	762	64,070
Bayerische Motoren Werke AG	2,000	147,540
Hero MotoCorp Ltd.	2,085	76,681
Subaru Corp.	1,900	44,537
Suzuki Motor Corp.	2,000	104,227
Volkswagen AG	1,039	176,742
		613,797

Distributors—0.1%
Pool Corp.	265	39,726

Diversified Consumer Services—0.0%
Bright Horizons Family Solutions, Inc.[1]	333	38,558

Entertainment—1.0%
Capcom Co. Ltd.	2,700	58,067
Live Nation Entertainment, Inc.[1]	394	21,083
NCSoft Corp.	63	26,541
Nexon Co. Ltd.[1]	9,500	145,242
Nintendo Co. Ltd.	1,000	293,463
Ubisoft Entertainment SA1	70	6,229
Walt Disney Co. (The)	1,360	151,667
		702,292

Hotels, Restaurants & Leisure—2.0%
Accor SA	1,890	82,331
Alsea SAB de CV	5,724	15,841
Carnival Corp.	2,406	138,538
Chipotle Mexican Grill, Inc., Cl. A1	40	21,184
Domino’s Pizza Group plc	12,820	44,560
Domino’s Pizza, Inc.	167	47,383
Huazhu Group Ltd., ADR	3,097	98,330
International Game Technology plc	3,190	52,188
Jollibee Foods Corp.	5,240	31,783
Kangwon Land, Inc.[1]	5,050	154,348
Planet Fitness, Inc., Cl. A1	564	32,667
Sands China Ltd.	20,000	95,617
Whitbread plc	3,929	252,023
Wynn Macau Ltd.	27,600	68,554

1      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Hotels, Restaurants & Leisure (Continued)
Yum China Holdings, Inc.	4,971	$181,193
		1,316,540

Household Durables—0.6%
Newell Brands, Inc.	4,470	94,809
SEB SA1	130	19,962
SEB SA, Prime[1]	392	60,194
Sony Corp.	4,300	216,278
Steinhoff International Holdings NV1	13,579	1,712
		392,955

Interactive Media & Services—2.7%
Alphabet, Inc., Cl. A1	580	653,016
Baidu, Inc., Sponsored ADR[1]	1,565	270,166
Facebook, Inc., Cl. A1	1,790	298,375
IAC/InterActiveCorp[1]	192	40,566
Kakao Corp.	11	983
NAVER Corp.	392	47,979
Scout24 AG2	1,450	67,990
Tencent Holdings Ltd.	7,900	355,443
Yahoo Japan Corp.	11,800	31,882
Yandex NV, Cl. A1	2,100	70,518
		1,836,918

Internet & Catalog Retail—1.7%
Alibaba Group Holding Ltd., Sponsored ADR[1]	3,904	657,785
Amazon.com, Inc.[1]	49	84,218
Farfetch Ltd., Cl. A1	2,480	49,972
GrubHub, Inc.[1]	175	14,070
JD.com, Inc., ADR[1]	5,679	141,123
Meituan Dianping, Cl. B1,4	4,400	29,927
Meituan Dianping, Cl. B1,4	5,800	37,477
MercadoLibre, Inc.[1]	125	45,500
Pinduoduo, Inc., ADR[1]	1,780	51,994
		1,112,066

Leisure Products—0.3%
Bandai Namco Holdings, Inc.	4,000	176,157

Media—0.6%
Axel Springer SE	618	37,764
SES SA, Cl. A, FDR	4,108	83,820
Tribune Media Co., Cl. A	4,892	224,592
Zee Entertainment Enterprises Ltd.	8,880	47,719
		393,895

Multiline Retail—0.3%
Dollarama, Inc.	1,769	47,620
Lojas Americanas SA	10,960	63,316

2 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Multiline Retail (Continued)
Ollie’s Bargain Outlet Holdings, Inc.[1]	388	$30,330
SACI Falabella	5,212	41,844
		183,110

Specialty Retail—0.9%
Advance Auto Parts, Inc.	99	15,761
Burlington Stores, Inc.[1]	281	48,250
Dufry AG1	359	35,927
Industria de Diseno Textil SA	8,686	242,270
Nitori Holdings Co. Ltd.	500	65,028
O’Reilly Automotive, Inc.[1]	165	56,869
Tiffany & Co.	1,290	114,462
Tractor Supply Co.	369	31,513
Ulta Beauty, Inc.[1]	98	28,608
		638,688

Textiles, Apparel & Luxury Goods—2.1%
Brunello Cucinelli SpA	724	26,158
Canada Goose Holdings, Inc.[1]	376	19,349
Cie Financiere Richemont SA	755	52,089
EssilorLuxottica SA	415	52,591
Hermes International	175	105,243
Kering SA	830	417,174
lululemon athletica, Inc.[1]	344	50,847
LVMH Moet Hennessy Louis Vuitton SE	1,841	591,291
Moncler SpA	508	19,134
PRADA SpA	13,600	44,945
Puma SE	38	21,161
		1,399,982

Consumer Staples—4.5%
Beverages—1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,669	19,920
Coca-Cola European Partners plc	3,796	180,614
Diageo plc	4,446	169,532
Fomento Economico Mexicano SAB de CV	8,264	75,184
Fomento Economico Mexicano SAB de CV, Sponsored ADR	420	38,228
Heineken NV	705	63,368
Keurig Dr Pepper, Inc.	938	25,532
Pernod Ricard SA	1,098	182,377
		754,755

Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., Cl. B	1,604	87,137
Atacadao Distribuicao Comercio e Industria Ltda	11,700	64,127
BIM Birlesik Magazalar AS	800	13,983
CP ALL PCL	26,934	67,091
Shoprite Holdings Ltd.	2,802	34,697

3 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food & Staples Retailing (Continued)
Wal-Mart de Mexico SAB de CV	8,025	$21,067
		288,102

Food Products—1.0%
Barry Callebaut AG	35	59,527
Danone SA	2,575	187,281
Lamb Weston Holdings, Inc.	793	57,334
McCormick & Co., Inc.	238	29,426
Nestle SA	891	77,607
Saputo, Inc.	2,101	61,593
Vietnam Dairy Products JSC	2,572	14,977
WH Group Ltd.[2]	197,000	171,826
		659,571

Household Products—0.6%
Church & Dwight Co., Inc.	506	32,693
Colgate-Palmolive Co.	2,950	190,806
Henkel AG & Co. KGaA, Preference	506	49,172
Reckitt Benckiser Group plc	1,602	123,301
		395,972

Personal Products—1.0%
Amorepacific Corp.	568	92,816
AMOREPACIFIC Group	1,033	63,678
Beiersdorf AG	315	31,469
Hengan International Group Co. Ltd.	9,500	74,979
LG Household & Health Care Ltd.	158	180,545
Pola Orbis Holding, Inc.	800	23,846
Unilever plc	3,780	198,033
		665,366

Tobacco—0.4%
Philip Morris International, Inc.	1,572	120,604
Swedish Match AB	2,392	107,133
		227,737

Energy—5.9%
Energy Equipment & Services—0.3%
TechnipFMC plc	5,764	133,641
USA Compression Partners LP3	4,132	61,319
		194,960

Oil, Gas & Consumable Fuels—5.6%
Antero Midstream GP LP	6,675	89,578
BP plc	26,839	182,909
Buckeye Partners LP3	5,950	181,772
Continental Resources, Inc.[1]	429	19,807
DCP Midstream LP3	1,839	61,662
Diamondback Energy, Inc.	206	21,243

4 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer LP3	36,003	$529,604
Enterprise Products Partners LP3	11,259	311,537
EQM Midstream Partners LP3	3,654	167,207
Kunlun Energy Co. Ltd.	16,000	17,130
LUKOIL PJSC, ADR	581	46,636
Magellan Midstream Partners LP3	3,212	197,377
MPLX LP3	7,027	246,788
Novatek PJSC, Sponsored GDR	1,055	193,811
Plains All American Pipeline LP3	2,046	46,587
Plains GP Holdings LP, Cl. A1	2,689	61,417
Shell Midstream Partners LP3	3,728	75,753
Sunoco LP3	1,021	31,273
Tallgrass Energy LP, Cl. A	10,747	256,101
Targa Resources Corp.	3,964	170,492
TC PipeLines LP3	6,028	191,630
TOTAL SA	3,772	206,980
TransMontaigne Partners LP3	1,976	80,759
Western Gas Partners LP3	1,217	58,854
Williams Cos., Inc. (The)	11,172	300,862
		3,747,769

Financials—7.0%
Capital Markets—1.7%
B3 SA-Brasil Bolsa Balcao	8,100	69,891
China International Capital Corp. Ltd., Cl. H2	10,400	20,767
Credit Suisse Group AG1	7,963	96,512
Goldman Sachs Group, Inc. (The)	680	134,647
Hong Kong Exchanges & Clearing Ltd.	2,754	85,726
Investment Technology Group, Inc.	7,569	229,038
KKR & Co., Inc., Cl. A	894	20,070
MarketAxess Holdings, Inc.	76	16,323
MSCI, Inc., Cl. A	293	49,889
S&P Global, Inc.	1,470	281,725
UBS Group AG1	9,465	122,679
		1,127,267

Commercial Banks—2.1%
Akbank TAS	19,584	26,912
Banco Bilbao Vizcaya Argentaria SA	7,145	42,330
Banco de Chile	49,894	7,915
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, Cl. B	15,711	23,523
Bank Central Asia Tbk PT	15,200	30,659
BDO Unibank, Inc.	2,110	5,472
BNP Paribas SA	1,200	56,394
Citigroup, Inc.	3,500	225,610
Commercial International Bank Egypt SAE	4,267	20,039
Credicorp Ltd.	220	53,412
Grupo Aval Acciones y Valores SA, ADR	3,400	23,562

5 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Grupo Financiero Inbursa SAB de CV, Cl. O	26,452	$38,318
HSBC Holdings plc	13,566	113,819
ICICI Bank Ltd., Sponsored ADR	24,601	251,176
ING Groep NV	8,312	98,435
Itau Unibanco Holding SA, ADR	2,445	26,015
Kotak Mahindra Bank Ltd.	8,718	154,034
Sberbank of Russia PJSC	14,627	48,743
Siam Commercial Bank PCL (The)	5,900	25,150
Societe Generale SA	2,580	80,315
SVB Financial Group[1]	58	13,536
Turkiye Garanti Bankasi AS	10,870	19,095
		1,384,464

Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	842	13,893
Diversified Financial Services—0.3%
Ayala Corp.	920	16,370
FirstRand Ltd.	16,649	87,294
ORIX Corp.	6,100	91,883
		195,547

Insurance—2.1%
AIA Group Ltd.	16,600	149,178
Allianz SE	854	180,753
Arthur J. Gallagher & Co.	547	40,866
Aspen Insurance Holdings Ltd.	5,835	243,495
Japan Post Insurance Co. Ltd.	1,900	43,330
Legal & General Group plc	18,449	62,835
Navigators Group, Inc. (The)	3,520	245,696
Progressive Corp. (The)	780	52,486
Prudential plc	19,721	384,766
		1,403,405

Real Estate Investment Trusts (REITs)—0.2%
Alexandria Real Estate Equities, Inc.	135	17,781
InfraREIT, Inc.	570	12,027
SBA Communications Corp., Cl. A1	120	21,904
Unibail-Rodamco-Westfield	448	80,798
		132,510

Real Estate Management & Development—0.4%
Ayala Land, Inc.	38,300	32,667
CBRE Group, Inc., Cl. A1	564	25,803
DLF Ltd.	76,036	176,520
Emaar Properties PJSC	15,333	18,031
Oberoi Realty Ltd.	545	3,410

6 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Real Estate Management & Development (Continued)
SM Prime Holdings, Inc.	49,000	$35,834
		292,265

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	6,235	168,732

Health Care—5.5%
Biotechnology—1.8%
ACADIA Pharmaceuticals, Inc.[1]	1,830	41,687
AnaptysBio, Inc.[1]	540	35,813
Biocon Ltd.	3,210	29,281
Biogen, Inc.[1]	300	100,134
Bluebird Bio, Inc.[1]	450	60,043
Blueprint Medicines Corp.[1]	880	63,439
Circassia Pharmaceuticals plc[1]	16,240	9,091
CSL Ltd.	618	87,807
Gilead Sciences, Inc.	1,110	77,711
GlycoMimetics, Inc.[1]	2,447	27,406
Grifols SA	3,561	92,840
Incyte Corp.[1]	870	70,113
Innovent Biologics, Inc.[1,2]	1,500	3,759
Ionis Pharmaceuticals, Inc.[1]	1,030	59,740
Loxo Oncology, Inc.[1]	907	212,782
MacroGenics, Inc.[1]	2,290	26,862
Mirati Therapeutics, Inc.[1]	417	27,555
Neurocrine Biosciences, Inc.[1]	153	13,498
Sage Therapeutics, Inc.[1]	740	105,517
Sarepta Therapeutics, Inc.[1]	94	13,133
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2	2,000	5,378
uniQure NV1	800	27,400
		1,190,989

Health Care Equipment & Supplies—0.8%
ABIOMED, Inc.[1]	61	21,415
Cooper Cos., Inc. (The)	137	38,190
DexCom, Inc.[1]	193	27,219
Edwards Lifesciences Corp.[1]	181	30,846
Hoya Corp.	1,800	104,223
ICU Medical, Inc.[1]	105	26,124
IDEXX Laboratories, Inc.[1]	123	26,172
Insulet Corp.[1]	412	33,450
Medtronic plc	130	11,491
ResMed, Inc.	110	10,469
Siemens Healthineers AG1,2	1,724	67,930
STERIS plc	200	22,812
West Pharmaceutical Services, Inc.	157	16,998
William Demant Holding AS1	256	8,084

7 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Zimmer Biomet Holdings, Inc.	630	$69,023
		514,446

Health Care Providers & Services—1.0%
Anthem, Inc.	970	293,910
Apollo Hospitals Enterprise Ltd.	855	15,951
Centene Corp.[1]	690	90,093
Civitas Solutions, Inc.[1]	2,866	50,814
Encompass Health Corp.	230	15,373
Fresenius Medical Care AG & Co. KGaA	174	12,831
Henry Schein, Inc.[1]	294	22,844
Sinopharm Group Co. Ltd., Cl. H	19,400	87,343
WellCare Health Plans, Inc.[1]	236	65,249
		654,408

Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,2]	315	1,487
Veeva Systems, Inc., Cl. A1	115	12,542
		14,029

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	2,340	177,957
Bio-Rad Laboratories, Inc., Cl. A1	104	25,986
ICON plc[1]	298	41,684
IQVIA Holdings, Inc.[1]	272	35,091
Lonza Group AG1	319	84,299
Pacific Biosciences of California, Inc.1	28,706	198,646
Samsung Biologics Co. Ltd.[1,2]	134	48,257
Wuxi Biologics Cayman, Inc.[1,2]	3,000	26,406
		638,326

Pharmaceuticals—1.0%
Bayer AG	2,412	182,738
Dong-E-E-Jiao Co. Ltd., Cl. A	3,299	20,197
Hutchison China MediTech Ltd., ADR[1]	480	10,896
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	9,265	82,836
Novo Nordisk AS, Cl. B	2,280	106,927
Roche Holding AG	252	66,937
Takeda Pharmaceutical Co. Ltd.	4,638	187,125
		657,656

Industrials—7.8%
Aerospace & Defense—1.9%
Airbus SE	6,525	750,673
Esterline Technologies Corp.[1]	1,941	236,220
HEICO Corp.	408	34,476
MTU Aero Engines AG	247	53,201
Rolls-Royce Holdings plc[1]	10,280	119,420
Sparton Corp.[1]	4,500	82,755

8 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Aerospace & Defense (Continued)
TransDigm Group, Inc.[1]	43	$16,813
		1,293,558

Air Freight & Couriers—0.3%
United Parcel Service, Inc., Cl. B	1,210	127,534
ZTO Express Cayman, Inc., ADR	2,939	50,316
		177,850

Airlines—0.2%
International Consolidated Airlines Group SA	10,710	90,563
United Continental Holdings, Inc.[1]	271	23,650
		114,213

Building Products—0.2%
Assa Abloy AB, Cl. B	6,002	111,841
Lennox International, Inc.	108	24,762
		136,603

Commercial Services & Supplies—0.5%
Cintas Corp.	241	45,190
Edenred	2,105	85,472
Prosegur Cash SA2	13,461	31,533
Prosegur Cia de Seguridad SA	9,061	49,014
Republic Services, Inc., Cl. A	319	24,471
Waste Connections, Inc.	872	72,864
		308,544

Construction & Engineering—0.2%
Boskalis Westminster	2,767	73,041
FLSmidth & Co. AS	1,080	50,592
		123,633

Electrical Equipment—0.6%
Legrand SA	929	55,140
Melrose Industries plc	18,292	40,557
Nidec Corp.	2,460	294,919
		390,616

Industrial Conglomerates—0.8%
3M Co.	740	148,222
Jardine Strategic Holdings Ltd.	1,504	57,638
Roper Technologies, Inc.	198	56,086
Seibu Holdings, Inc.	6,500	112,645
Siemens AG	916	100,429
SM Investments Corp.	3,290	62,526
		537,546

Machinery—1.4%
Aalberts Industries NV	1,320	46,367

9 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Atlas Copco AB, Cl. A	5,363	$139,518
Epiroc AB, Cl. A1	4,494	43,233
FANUC Corp.	1,000	168,675
IDEX Corp.	368	50,732
Komatsu Ltd.	4,000	101,630
Kubota Corp.	4,900	77,155
Minebea Mitsumi, Inc.	4,500	73,785
SMC Corp.	500	164,152
VAT Group AG1,2	660	68,374
Weir Group plc (The)	2,113	41,791
		975,412

Professional Services—1.2%
Bureau Veritas SA	2,142	47,666
CoStar Group, Inc.[1]	158	61,737
Dun & Bradstreet Corp. (The)	1,726	249,821
Equifax, Inc.	860	92,037
IHS Markit Ltd.[1]	1,043	54,153
Intertek Group plc	700	45,094
Recruit Holdings Co. Ltd.	9,100	243,529
TransUnion	442	26,882
		820,919

Trading Companies & Distributors—0.4%
Bunzl plc	3,740	117,834
Ferguson plc	524	35,055
ITOCHU Corp.	5,400	98,781
		251,670

Transportation Infrastructure—0.1%
DP World Ltd.	2,728	48,549
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	28,963
		77,512

Information Technology—9.4%
Communications Equipment—0.6%
ARRIS International plc[1]	7,343	230,497
Motorola Solutions, Inc.	259	30,280
Nokia OYJ	19,474	122,755
		383,532

Electronic Equipment, Instruments, & Components—1.9%
CDW Corp.	575	47,880
Electro Scientific Industries, Inc.[1]	7,412	222,360
Hitachi Ltd.	2,200	69,051
Keyence Corp.	455	233,751
Keysight Technologies, Inc.[1]	359	26,573
Murata Manufacturing Co. Ltd.	2,200	329,945
Omron Corp.	2,100	85,854

10 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Sunny Optical Technology Group Co. Ltd.	2,600	$26,143
TDK Corp.	3,300	259,830
		1,301,387

IT Services—1.5%
Amadeus IT Group SA	802	58,267
Atos SE	960	87,904
Booz Allen Hamilton Holding Corp., Cl. A	482	23,681
Broadridge Financial Solutions, Inc.	365	36,803
Earthport plc[1]	54,490	25,572
EPAM Systems, Inc.[1]	370	52,347
Euronet Worldwide, Inc.[1]	184	21,162
Fiserv, Inc.[1]	281	23,303
Global Payments, Inc.	439	49,291
PayPal Holdings, Inc.[1]	2,250	199,710
StoneCo Ltd., Cl. A1	1,340	29,641
Tata Consultancy Services Ltd.	1,883	53,532
Total System Services, Inc.	769	68,910
Travelport Worldwide Ltd.	14,107	220,916
Twilio, Inc., Cl. A1	209	23,266
WEX, Inc.[1]	192	30,975
		1,005,280

Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc.[1]	281	6,859
ams AG	1,119	30,212
ASML Holding NV	574	101,065
Infineon Technologies AG	9,037	200,820
Integrated Device Technology, Inc.[1]	5,020	245,227
Lam Research Corp.	98	16,619
Maxim Integrated Products, Inc.	3,960	214,909
Monolithic Power Systems, Inc.	292	36,956
Renesas Electronics Corp.[1]	23,000	132,002
STMicroelectronics NV	5,230	82,981
Taiwan Semiconductor Manufacturing Co. Ltd.	34,000	251,968
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	1,703	64,067
Xilinx, Inc.	446	49,925
		1,433,610

Software—3.2%
Adobe, Inc.[1]	1,150	284,993
Atlassian Corp. plc, Cl. A1	506	49,790
Dassault Systemes SE	380	47,796
Fair Isaac Corp.[1]	133	29,952
Intuit, Inc.	1,290	278,408
MINDBODY, Inc., Cl. A1	5,501	200,566
Oracle Corp. Japan	900	65,515
RealPage, Inc.[1]	325	18,125
Red Hat, Inc.[1]	1,179	209,673

11 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
RingCentral, Inc., Cl. A1	481	$44,464
SAP SE	5,272	544,534
ServiceNow, Inc.[1]	278	61,166
Splunk, Inc.[1]	197	24,593
Synopsys, Inc.[1]	494	46,115
Tableau Software, Inc., Cl. A1	64	8,182
Temenos AG1	742	100,325
Ultimate Software Group, Inc. (The)[1]	59	16,111
Xero Ltd.[1]	1,909	60,467
Zendesk, Inc.[1]	351	23,703
		2,114,478

Technology Hardware, Storage & Peripherals—0.1%
Samsung Electronics Co. Ltd.	1,305	54,527

Materials—2.3%
Chemicals—0.9%
Air Liquide SA	1,877	228,014
Akzo Nobel NV	1,536	132,763
Ashland Global Holdings, Inc.	215	16,319
Ingevity Corp.[1]	185	17,403
Novozymes AS, Cl. B	942	39,343
Sika AG	571	75,411
Westlake Chemical Partners LP3	3,862	88,285
		597,538

Construction Materials—0.1%
Indocement Tunggal Prakarsa Tbk PT	15,000	20,647
James Hardie Industries plc	2,732	30,489
Odisha Cement Ltd.[1]	366	5,307
UltraTech Cement Ltd.	465	23,027
		79,470

Containers & Packaging—0.2%
Avery Dennison Corp.	175	18,279
Ball Corp.	591	30,897
CCL Industries, Inc., Cl. B	1,805	76,104
		125,280

Metals & Mining—1.1%
Agnico Eagle Mines Ltd.	3,330	145,122
Anglo American plc	6,551	167,178
Glencore plc[1]	46,970	190,932
Grupo Mexico SAB de CV	23,985	57,434
Polyus PJSC, GDR[2]	300	12,513
Vale SA, Cl. B, Sponsored ADR	2,430	30,229
Wheaton Precious Metals Corp.	7,566	159,491
		762,899

12 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Telecommunication Services—1.1%
Diversified Telecommunication Services—0.6%
Nippon Telegraph & Telephone Corp.	4,100	$175,976
Spark New Zealand Ltd.	60,800	170,411
United Internet AG	1,163	46,030
		392,417

Wireless Telecommunication Services—0.5%
Rogers Communications, Inc., Cl. B	2,601	140,705
SK Telecom Co. Ltd.	936	216,472
		357,177
Total Common Stocks (Cost $37,120,753)		38,440,231

Preferred Stocks—2.6%
Harambee Re Ltd. , 2019-1[1]	250,000	250,750
Lion Rock Re Ltd., 2019-1[1]	2,500	252,525
Mt. Logan Re Ltd., 2019-1[1]	250	251,380
NCM Re Ltd., 2019-1[1]	250,000	252,025
Thopas Re Ltd., 2019-1[1]	2,500	251,325
Torricelli Re, 2019-1[1]	2,500	251,750
Viribus Re Ltd., 2019-1[1]	243,842	247,329
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	32,510	3,419
Total Preferred Stocks (Cost $1,753,255)		1,760,503

	Principal Amount
U.S. Government Obligations—5.0%
United States Treasury Bonds, 2.875%, 8/15/45[5]	$2,459,000	2,405,402
United States Treasury Nts., 2.75%, 2/15/28[5]	955,000	965,296
Total U.S. Government Obligations (Cost $3,316,099)		3,370,698

Event-Linked Bonds—1.5%
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23[6,9]	250,000	252,800
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23[6,9]	250,000	250,750
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22[6,9]	250,000	250,875
Versutus Ltd., 2019-1, Cl. B Catastrophe Linked Nts., 0.00%, 12/31/19[9]	250,000	250,950
Total Event-Linked Bonds (Cost $1,000,000)		1,005,375

	Shares	Value
Investment Companies—31.6%
Oppenheimer Fundamental Alternatives Fund, Cl. I7	364,642	$9,790,625
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[7,8]	4,761,960	4,761,960
Oppenheimer Master Event-Linked Bond Fund, LLC[7]	173,250	2,683,437
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[7]	147,782	3,967,769
Total Investment Companies (Cost $21,529,644)		21,203,791
Total Investments, at Value (Cost $64,719,751)	98.1%	65,780,598
Net Other Assets (Liabilities)	1.9	1,262,470
Net Assets	100.0%	$67,043,068

13 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $526,220 or 0.78% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,895,699. See Note 6 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $754,425, which represents 1.13% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23	12/20/18	$ 250,000	$ 252,800	$ 2,800
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23	12/14/18	250,000	250,750	750
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22	12/27/18	250,000	250,875	875
		$ 750,000	$ 754,425	$ 4,425

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Fundamental Alternatives Fund, Cl. I	357,038	7,604	—	364,642
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	21,596,968	16,835,008	4,761,960
Oppenheimer Master Event-Linked Bond Fund, LLC	423,283	—	250,033	173,250
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	280,058	—	132,276	147,782

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Fundamental Alternatives Fund, Cl. I	$9,790,625	$205,075	$—	$(486,483)
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,761,960	10,290	—	—

14 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Footnotes to Statement of Investments (continued)

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Oppenheimer Master Event-Linked Bond Fund, LLC	$2,683,437	$88,459	[a]	$(41,775)	[a]	$139,116	[a]
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	3,967,769	20,576		(384,531)		(121,792)

Total	$21,203,791	$324,400		$(426,306)		$(469,159)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC

8. Rate shown is the 7-day yield at period end.

9. Zero coupon bond reflects effective yield on the original acquisition date.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$41,578,770	63.2%
Japan	4,506,950	6.9
France	3,585,273	5.5
United Kingdom	2,385,926	3.6
China	2,058,983	3.1
Germany	2,054,969	3.1
Switzerland	1,113,599	1.7
India	1,022,683	1.6
South Korea	886,146	1.4
Canada	809,984	1.2
Hong Kong	570,881	0.9
Netherlands	542,437	0.8
Spain	516,253	0.8
Bermuda	503,675	0.8
Sweden	401,724	0.6
Russia	372,221	0.6
Taiwan	316,035	0.5
Mexico	298,558	0.5
South Africa	290,882	0.4
Brazil	283,219	0.4
New Zealand	230,879	0.4
Denmark	204,947	0.3
Philippines	184,652	0.3
Australia	137,598	0.2
Finland	122,756	0.2
Thailand	92,241	0.1
Italy	90,237	0.1
Luxembourg	83,821	0.1
Turkey	79,910	0.1
Macau	68,554	0.1
United Arab Emirates	66,580	0.1
Peru	53,412	0.1
Indonesia	51,305	0.1
Chile	49,759	0.1
Argentina	45,500	0.1

15 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Ireland	$30,489	0.0%
Austria	30,212	0.0
Colombia	23,562	0.0
Egypt	20,039	0.0
Vietnam	14,977	0.0

Total	$65,780,598	100.0%

Forward Currency Exchange Contracts as of January 31, 2019
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	70	USD	16	$2,670	$—
BAC	03/2019	MYR	945	USD	231	363	—
BAC	03/2019	USD	95	MYR	390	—	399
BAC	03/2019	USD	133	PHP	7,000	—	563
BOA	03/2019	DKK	885	USD	137	—	993
BOA	02/2019	EUR	60	USD	69	—	492
BOA	03/2019	HUF	6,000	USD	22	221	—
BOA	03/2019	THB	3,000	USD	94	1,972	—
BOA	03/2019	ZAR	6,520	USD	466	22,683	—
CITNA-B	03/2019	AUD	115	USD	83	970	—
CITNA-B	02/2019	BRL	1,100	USD	281	20,884	—
CITNA-B	03/2019	HKD	1,350	USD	173	—	263
CITNA-B	03/2019	ILS	470	USD	129	989	—
CITNA-B	03/2019	JPY	82,000	USD	762	—	5,974
CITNA-B	03/2019	PLN	390	USD	105	316	—
CITNA-B	02/2019 - 04/2019	USD	315	BRL	1,170	417	5,817
CITNA-B	03/2019	USD	521	INR	37,000	3,006	—
CITNA-B	03/2019	USD	75	PEN	250	—	260
CITNA-B	03/2019	USD	149	RUB	10,100	—	3,891
DEU	03/2019	CAD	1,760	USD	1,332	8,708	—
DEU	03/2019	CHF	600	USD	615	—	8,427
DEU	02/2019 - 03/2019	GBP	1,865	USD	2,405	44,757	—
DEU	03/2019	NOK	1,390	USD	165	629	—
DEU	03/2019	USD	1,018	EUR	880	6,518	—
DEU	03/2019	USD	268	NZD	395	—	4,860
DEU	03/2019	ZAR	6,870	USD	491	24,035	—
GSCO-OT	02/2019	USD	437	GBP	335	—	2,043
GSCO-OT	06/2019	USD	163	RUB	10,510	5,072	—
HSBC	03/2019	CNH	2,690	USD	395	6,550	—
HSBC	03/2019	IDR	3,591,000	USD	253	3,438	—
HSBC	03/2019	MXN	10,600	USD	547	3,271	—
HSBC	03/2019	SGD	390	USD	289	1,070	—
HSBC	03/2019	TRY	2,950	USD	521	34,852	—
HSBC	03/2019	TWD	17,000	USD	555	—	16
HSBC	02/2019	USD	69	EUR	60	760	—
HSBC	03/2019	USD	472	KRW	527,000	—	2,139
HSBC	03/2019	USD	77	RON	315	1,344	—
JPM	03/2019	AUD	1,344	USD	966	11,611	—
JPM	02/2019 - 03/2019	BRL	5,260	USD	1,418	23,142	—
JPM	03/2019	CHF	80	USD	83	—	1,706

16 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)		Purchased (000’s)		(000’s)	Appreciation	Depreciation
JPM	03/2019	GBP	155	USD	199	$5,080	$—
JPM	03/2019	JPY	183,000	USD	1,698	—	10,679
JPM	06/2019	RUB	10,510	USD	151	6,665	—
JPM	03/2019	SEK	3,370	USD	381	—	6,998
JPM	03/2019	USD	37	ARS	1,470	—	615
JPM	02/2019	USD	705	BRL	2,630	—	16,291
JPM	03/2019	USD	519	CLP	350,000	—	14,757
JPM	02/2019	USD	437	GBP	335	—	2,077

Total Unrealized Appreciation and Depreciation						$241,993	$89,260

Futures Contracts as of January 31, 2019
							Unrealized
		Expiration	Number		Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts		(000’s)	Value	(Depreciation)
Brent Crude Oil*	Buy	2/28/19	18	USD	1,106	$1,095,120	$(11,109)
Canadian Bonds, 10 yr.	Buy	3/20/19	6	CAD	606	628,517	22,153
E-Mini Russell 2000 Index	Buy	3/15/19	44	USD	3,024	3,300,440	276,768
Euro-BUND	Buy	3/7/19	29	EUR	5,393	5,499,150	106,074
Japanese Bonds, 10 yr.	Buy	3/13/19	5	JPY	6,977	7,008,951	31,570
Long Gilt	Buy	3/27/19	13	GBP	2,088	2,106,285	18,100
MSCI Emerging Market Index	Sell	3/15/19	8	USD	407	425,840	(18,831)
Nikkei 225 Index	Sell	3/7/19	9	JPY	1,740	1,714,482	26,013
S&P 500 E-Mini Index	Buy	3/15/19	105	USD	13,226	14,198,625	972,374
S&P/TSX 60 Index	Buy	3/14/19	3	CAD	394	423,669	30,096
SPI 200 Index	Buy	3/21/19	1	AUD	101	105,473	4,668
Stoxx Europe 600 Index	Sell	3/15/19	276	EUR	5,395	5,637,406	(242,817)
United States Treasury Long Bonds	Buy	3/20/19	11	USD	1,600	1,613,563	13,676
United States Treasury Nts., 10 yr.	Buy	3/20/19	9	USD	1,093	1,102,219	8,844
United States Treasury Nts., 5 yr.	Buy	3/29/19	41	USD	4,660	4,709,234	48,800
							$1,286,379

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

17      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at January 31, 2019
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		GBP
GBP Currency Put	GSCO-OT	1.318	2/5/19	(335)	GBP 3,990	$3,232	$(2,200)
		USD		GBP
GBP Currency Call	GSCO-OT	1.318	2/5/19	(335)	GBP 3,990	3,157	(540)
		USD		GBP
GBP Currency Call	JPM	1.309	2/1/19	(335)	GBP 4,000	2,858	(1,058)
		USD		GBP
GBP Currency Put	JPM	1.309	2/1/19	(335)	GBP 4,000	2,802	(351)
		USD		GBP
GBP Currency Call	JPM	1.316	2/4/19	(335)	GBP 3,995	3,153	(534)
		USD		GBP
GBP Currency Put	JPM	1.316	2/4/19	(335)	GBP 3,995	3,374	(1,522)

Total Over-the-Counter Options Written						$18,576	$(6,205)

Over-the-Counter Total Return Swaps at January 31, 2019
		Pay/Receive			Notional		Unrealized
Reference Asset	Counter- party	Total Return*	Floating Rate	Maturity Date	Amount (000’s)	Value	Appreciation/ (Depreciation)
Russell 1000			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	51 bps	4/16/19	USD 2,253	$(105,563)	$(105,563)
Russell Midcap			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	43 bps	4/16/19	USD 3,098	(177,115)	(177,115)

Total Over-the-Counter Total Return Swaps						$(282,678)	$(282,678)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
AUD	Australian Dollar

18 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUND	German Federal Obligation
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

19 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Asset Growth Fund (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

  At period end, the Fund owned 6,015 shares with net assets of $807,645 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are

20 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific

21 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

22 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,335,450	$4,966,941	$—	$9,302,391
Consumer Staples	987,124	2,004,379	—	2,991,503
Energy	3,161,622	781,107	—	3,942,729
Financials	2,031,294	2,686,789	—	4,718,083
Health Care	2,338,127	1,331,727	—	3,669,854
Industrials	1,507,684	3,700,392	—	5,208,076
Information Technology	3,597,943	2,694,871	—	6,292,814
Materials	652,076	913,111	—	1,565,187
Telecommunication Services	140,705	608,889	—	749,594
Preferred Stocks	506,194	1,254,309	—	1,760,503
U.S. Government Obligations	—	3,370,698	—	3,370,698
Event-Linked Bonds	—	1,005,375	—	1,005,375
Investment Companies	18,520,354	2,683,437	—	21,203,791
Total Investments, at Value	37,778,573	28,002,025	—	65,780,598
Other Financial Instruments:
Futures contracts	1,559,136	—	—	1,559,136
Forward currency exchange contracts	—	241,993	—	241,993
Total Assets	$39,337,709	$28,244,018	$—	$67,581,727

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(282,678)	$—	$(282,678)
Options written, at value	—	(6,205)	—	(6,205)
Futures contracts	(272,757)	—	—	(272,757)
Forward currency exchange contracts	—	(89,260)	—	(89,260)
Total Liabilities	$(272,757)	$(378,143)	$—	$(650,900)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

23 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$–	$(29,147)	$29,147	$–
Financials	–	(101,948)	101,948	–
Health Care	–	(3,171)	3,171	–
Information
Technology	666,894	–	–	(666,894)
Materials	9,194	–	–	(9,194)
Total Assets	$ 676,088	$(134,266)	$134,266	$ (676,088)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment

24 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.8% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are

25 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

26 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

27 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $19,120,109 and $12,913,665, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

28 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $41,301,926 and $9,093,961 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

29 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $43 and $25,081 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $2,398 and $4,392 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue

30 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract

31 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,900,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $1,434,248 and $5,426,605 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty

32 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

33 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although

34 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

7. Pending Acquisition (Continued)

the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

35 OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019